SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: August 12, 2002
                        (Date of earliest event reported)


                        PINNACLE PROPERTY GROUP, INC.
                       ---------------------------------
              Exact name of registrant as specified in its charter

          Delaware                    000-31017                 91-2026829
          --------                    ---------                 ----------
State of other jurisdiction of    Commission File No.        I.R.S. Employer
incorporation or organization                                      ID No.


                   818 SW 3rd avenue, #231 Portland, OR 97204
             ------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (866) 965-3366
                                                           --------------

Item 1.  ADDITION OF DIRECTORS TO REGISTRANT BOARD

         On July 30, 2002, the following individuals were appointed as Pinnacle Property Group, Inc. directors:


Ken F. Martin   Director

Mr. Martin was the founder of International Communications and Equipment (ICE) and has an extensive international background in the telecommunications industry spanning fifteen years. Mr. Martin has negotiated government level contracts for VoIP (Voice over the Internet Protocol) telecommunications with telecommunications carriers and governmental authorities in Russia, Germany, Poland, Ukraine, Italy and Malta. Current negotiations underway include Syria, Iran, Thailand, Viet Nam, Lebanon, Turkey, Jordan, France, Cyprus, China, and former Russian States.

He is the owner of ICE, a telecommunications consulting service company and international Call-Through company since July 1992, and has negotiated multi-

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million dollar contracts with major telecommunications carriers for clients.
Mr. Martin has designed and built state of the art telecommunications network switching systems for major U.S. companies in operation since the mid 1980s.


Paul R. Peterson - Director

Mr. Peterson will be responsible for Pinnacle's overall day-to-day management, sales, marketing, acquisitions and investment functions. His experience in the telecommunications markets includes extensive work in the dedicated switched and switchless reselling niche, with both in-house and outside sales support. Prior to joining Pinnacle, Mr. Peterson was Vice President at Discover Mortgage Bank, where he managed cross-collateral lending on securities and real estate. He also has served as President of Investors Network Corporation, a technology business incubator and venture capital firm, and Vice President of Corporate Finance of Wall Street Financial, an investment banking firm and investment holding company. Mr. Peterson also served as an investment advisor and asset manager with Merrill Lynch and Merrill Lynch International Bank in Asia and the Pacific rim.

Mr. Peterson has a Masters degree in International Business Management from Kansai University of Foreign Studies in Osaka, Japan. Mr. Peterson received undergraduate degrees from the University of Minnesota and St. Thomas College in Foreign Languages, Linguistics and International Business and Economics, respectively.


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              PINNACLE PROPERTY GROUP, INC.



                                              By:  Douglas B. Spink
                                                  ----------------------------
                                                   Douglas B. Spink, Chairman



Dated:  August 12, 2002







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